                                                                The Shelby Fund
-------------------------------------------------------------------------------

Dear Shareholder:
The last twelve months can be categorized as volatile to say the least. The Shelby Fund enjoyed an enormous run during the Spring of 1996, only to experience a violent correction during late June and July. We recouped those losses and ended the third quarter ahead of the S&P 500. It was at this point that the performance disparity between the small to mid-cap growth sector and the S&P 500 started to take form. The Shelby Fund has not been immune to this phenomenon. The fourth quarter of 1996 was difficult as we were barely profitable with the fund returning .13%. This may not sound impressive but most small to mid-cap funds lost a significant amount of money in the quarter.

                         Value of a $10,000 Investment

                -------------------------------------------------------------------------------------------
FUND/INDEX NAME  01/01/81   03/31/81  01/31/82  03/31/83  03/31/84  01/31/85  03/31/86  03/31/87  03/31/88
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
SHELBY FUND
-----------------------------------------------------------------------------------------------------------
Shelby Fund       $10,000    $10,393   $12,357   $16,633   $16,447   $16,800   $20,888   $24,001   $22,835
-----------------------------------------------------------------------------------------------------------
S&P 500           $10,000    $10,596    $9,226   $13,287   $14,457   $17,189   $23,697   $29,860   $27,420
-----------------------------------------------------------------------------------------------------------
Russell 2000      $10,000    $10,869    $9,287   $15,028   $15,416   $17,448   $22,915   $26,372   $23,045
-----------------------------------------------------------------------------------------------------------

                 03/31/89   03/31/90  03/31/91  03/31/92  03/31/93  03/31/94  03/31/95  03/31/96  03/31/97
                -------------------------------------------------------------------------------------------
                  $25,311    $31,849   $41,125   $47,666   $58,187   $66,912   $70,162   $92,201    $89,615
                -------------------------------------------------------------------------------------------
                  $32,378    $38,567   $44,124   $48,999   $56,459   $57,276   $66,199   $87,412   $100,119
                -------------------------------------------------------------------------------------------
                  $26,033    $27,475   $29,341   $35,508   $40,783   $45,272   $47,764   $61,656    $64,542
                -------------------------------------------------------------------------------------------

                        Average Annual Return*
                        1 year:             -2.80%
                        5 year:             13.46%
                        10 year:            14.08%
                        Since inception:    14.44%


*The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

The disparity began to widen in the first quarter of 1997. Retirement monies flooded into index funds--the Vanguard S&P 500 Index fund alone garnered 6% of all mutual fund inflows during the quarter. Forty-eight percent of the capitalization of the S&P 500 could be found in the top 50 companies. We believe investors who think they are well diversified by owning the S&P 500 index are subjecting themselves to risks which they may not be aware of in a very narrow market dominated by the "nifty fifty". As the first quarter unfolded the small to mid-cap sector was punished. Our performance was mostly affected during February as our energy positions corrected quite hard off their fifty-two week highs of January. These positions, however, came back nicely in March as the Shelby Fund outperformed almost every index for that month. While we are very disappointed by being down 14% at the end of the first quarter of 1997 and down 3% for the trailing twelve month period, we are optimistic about the potential performance of the small to mid-cap growth sector over the next three years. Potential opportunities of this magnitude come around only so often. The fall of 1994, the fourth quarter of 1990, the crash of 1987 and the summer of 1984 were all periods of extreme pain in this segment of the market. We believe the greatest potential, relative to growth rates exists, not in the S&P 500, but in the small to mid-cap growth sector.

-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------

Our philosophy has always led us to companies which we believe exhibit superior earnings momentum relative to their business plans and to investor expectations, irrespective of where 401K money flows seem to be headed. Money flows do not mean anything in terms of creating shareholder wealth over the long term, but they can certainly affect events over a shorter time horizon as we have seen. We have built fairly substantial positions in the energy sector, primarily in the service and drilling areas. This is the only industry we know of which has pricing flexibility and the worldwide demand for energy is only increasing. In addition, these companies are reporting much better than expected earnings and the leverage in their income statements, relative to where this industry has come from over the past ten years, is enormous. The management of Global Marine has indicated that they feel the current market tightness for drilling rigs will be worse in three years than it is currently. We feel that this area of the market is very under owned institutionally. Most money managers say they won't own the energy group because they are too cyclical. We can't argue with that point but this industry's operating margins are as high, if not higher, than a lot of technology industries. We doubt that anyone would refute the cyclical nature of a PC.

The Fund's total technology exposure, including telecommunications, is less than 17%. This is the lowest level in many years. We still feel that bandwidth expansion and the enhancement of the worldwide telecommunications infrastructure will be exciting areas, however, the year 2000 problem is very real and very large. Chase Manhattan stated in their 1996 10K that over the next three years they plan on dedicating $250 million of their $750 million IT (information technology) budget to the Year 2000 solutions. This is not an incremental $250 million, but $250 million which will be taken out of the marketplace, and Chase is but one player grappling with the Year 2000 problem. Our best guess is that hardware will be affected the most. A 200MHZ pentium processor with MMX technology can do a lot, but future upgrades will be less likely to stimulate incremented demand. As a result, a lot of our newer ideas revolve around special situations such as Genesco, the old shoe manufacturer. We still have positions in several consumer niche companies such as Papa John's Pizza and Landry's Seafood in the restaurant category and Cutter & Buck and Ashworth in the golf apparel arena.

Periods such as the previous twelve months are difficult to endure, but we would urge investors to view our segment of the market with a longer term horizon. The kind of stocks we have held in the portfolio have exhibited earnings growth of 36% and revenue growth of 37% over the last five years. Analysts anticipate growth rates for these securities in the 25% range over the next three years, yet the price-to-earnings multiples for 1997 and 1998 estimated earnings are 18 to 15 times earnings. This represents just 72% to 60% of the projected growth rates. The S&P 500, on the other hand, has shown growth of 19% and 10% in earnings and revenues for the past five years. Most of this earnings growth has come in the form of expense cuts. Looking forward, we believe the projected growth from the S&P 500 is 10% in earnings and 7% in revenues, yet the multiples for 1997 and 1998 are 17.6 and 16.7 times. This represents 176% and 167% of its projected growth rate. The market ultimately rewards real sales growth and unit volume expansion, which appears to us to be less likely within the large-cap arena. It is numbers like these that make the case for investing in small to mid-cap growth stocks so compelling. This is why we feel that at some point during this year we will experience one of the best buying opportunities among those stocks of the past fifteen years. Stocks are ultimately driven by earnings and not money flows.



   /S/ B. Anthony Weber                        /S/ Darrell R. Wells

            B. Anthony Weber                          Darrell R. Wells
            Investment Advisor                        Investment Advisor

April 21, 1997

-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------

The performance of the Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Russell 2000 Index, an index of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund's holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                    Report of Independent Public Accountants
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 6

                            Statement of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                       Schedule of Portfolio Investments
                                     Page 9

                         Notes to Financial Statements
                                    Page 11

                              Financial Highlights
                                    Page 15

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                        The Shelby Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Shelby Fund of The Coventry Group:

We have audited the accompanying statement of assets and liabilities of The Shelby Fund of The Coventry Group (a Massachusetts business trust), including the portfolio of investments, as of March 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Shelby Fund as of March 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                            Arthur Andersen LLP
Louisville, Kentucky,
 April 30, 1997

-------------------------------------------------------------------------------

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                             ASSETS:
Investments, at value............................................. $78,308,200
Repurchase agreements.............................................   9,123,674
                                                                   -----------
    Total Investments (cost $86,208,864)..........................  87,431,874
Interest and dividends receivable.................................       6,430
Receivable from brokers for investments sold......................   2,810,779
Prepaid expenses and other assets.................................       1,469
                                                                   -----------
    Total Assets..................................................  90,250,552
                                                                   -----------
                           LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees........................................      80,346
  Administration fees.............................................       2,275
  Accounting and transfer agent fees..............................       2,036
  Legal and audit fees............................................      17,735
  Custodian.......................................................       1,047
  Printing........................................................       8,819
  Other...........................................................       1,685
                                                                   -----------
    Total Liabilities.............................................     113,943
                                                                   -----------
                           NET ASSETS:
Capital...........................................................  85,612,941
Undistributed (distributions in excess of) net investment income
(loss)............................................................     (22,323)
Net unrealized appreciation from investments......................   1,223,010
Accumulated undistributed net realized gains from investment
transactions......................................................   3,322,981
                                                                   -----------
    Net Assets.................................................... $90,136,609
                                                                   ===========
Outstanding units of beneficial interest (shares).................   8,101,962
                                                                   ===========
Net asset value--offering and redemption price per share.......... $     11.13
                                                                   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
Interest income.................................................... $   411,838
Dividend income....................................................     243,989
                                                                    -----------
  Total Income.....................................................     655,827
                                                                    -----------
EXPENSES:
Investment advisory fees...........................................   1,047,031
Administration fees................................................     209,497
Custodian and accounting fees......................................      47,156
Legal and audit fees...............................................      30,710
Organization costs.................................................       6,531
Trustees' fees.....................................................       5,634
Transfer agent fees................................................      22,428
Registration and filing fees.......................................      12,966
Printing costs.....................................................      21,144
Insurance..........................................................       5,017
                                                                    -----------
  Total Expenses before expenses voluntarily reduced...............   1,408,114
  Expenses voluntarily reduced.....................................     (52,442)
                                                                    -----------
  Net expenses.....................................................   1,355,672
                                                                    -----------
Net investment loss................................................    (699,845)
                                                                    -----------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions....................   5,614,714
Net change in unrealized appreciation from investments.............  (7,698,343)
                                                                    -----------
Net realized/unrealized loss from investments......................  (2,083,629)
                                                                    -----------
Change in net assets resulting from operations..................... $(2,783,474)
                                                                    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                  MARCH 31, 1997 MARCH 31, 1996
                                                  -------------- --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss.............................  $   (699,845)  $   (472,428)
 Net realized gains from investment transactions.     5,614,714     18,737,990
 Net change in unrealized appreciation
  (depreciation) from investments................    (7,698,343)     2,503,779
                                                   ------------   ------------
Change in net assets resulting from operations...    (2,783,474)    20,769,341
                                                   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains from investment
 transactions....................................    (3,312,679)   (15,886,419)
                                                   ------------   ------------
Change in net assets from shareholder
distributions....................................    (3,312,679)   (15,886,419)
                                                   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.....................    11,030,463     17,304,965
 Dividends reinvested............................     3,303,173     15,832,397
 Cost of shares redeemed.........................   (13,458,122)    (6,819,876)
                                                   ------------   ------------
Change in net assets from share transactions.....       875,514     26,317,486
                                                   ------------   ------------
Change in net assets.............................    (5,220,639)    31,200,408
NET ASSETS:
 Beginning of period.............................    95,357,248     64,156,840
                                                   ------------   ------------
 End of period...................................  $ 90,136,609   $ 95,357,248
                                                   ============   ============
 End of year distributions in excess of net
  investment income..............................  $    (22,323)  $    (25,762)
                                                   ============   ============
SHARE TRANSACTIONS:
 Issued..........................................       864,830      1,376,875
 Reinvested......................................       261,120      1,375,534
 Redeemed........................................    (1,091,777)      (521,057)
                                                   ------------   ------------
Change in shares.................................        34,173      2,231,352
                                                   ============   ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (86.8%):
 Apparel Manufacturers (1.9%):
    32,100 Ashworth, Inc. (b).....................................   $   256,800
    97,200 Cutter & Buck, Inc. (b)................................     1,482,300
                                                                     -----------
                                                                       1,739,100
                                                                     -----------
 Banks (1.8%):
    81,400 Riggs National Corp....................................     1,638,175
                                                                     -----------
 Chemicals--Plastics (0.9%):
   120,500 Southwall Technologies, Inc. (b).......................       798,312
                                                                     -----------
 Commercial Services (1.0%):
    44,200 Whittman-Hart, Inc. (b)................................       939,250
                                                                     -----------
 Communication Software (0.2%):
    11,000 SeaChange International, Inc. (b)......................       195,250
                                                                     -----------
 Computer & Peripherals (3.3%):
    26,400 Advanced Logic Research, Inc. (b)......................       247,500
   112,200 Microage, Inc. (b).....................................     1,514,700
    60,700 Microtouch, Inc........................................     1,198,825
                                                                     -----------
                                                                       2,961,025
                                                                     -----------
 Computer--Integrated Systems (2.5%):
    51,150 Henry (Jack) & Associates..............................     1,138,087
    51,400 MTS Systems Corp.......................................     1,130,800
                                                                     -----------
                                                                       2,268,887
                                                                     -----------
 Computer Services (0.7%):
    40,850 Computer Management Sciences,
            Inc. (b)..............................................       602,537
                                                                     -----------
 Computer Software (2.3%):
    25,900 Digex, Inc. (b)........................................       181,300
    29,200 JDA Software Group, Inc. (b)...........................       594,950
    30,300 McAfee Associates, Inc. (b)............................     1,340,775
                                                                     -----------
                                                                       2,117,025
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (1.4%):
    25,600 Kansas City Southern Industries, Inc...................     1,280,000
                                                                     -----------
 Financial Services (1.7%):
    41,800 Sirrom Capital Corp....................................     1,515,250
                                                                     -----------
 Home Furnishing (1.9%):
   133,500 O'Sullivan Industries Holdings,
            Inc. (b)..............................................     1,685,437
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Human Resources (1.6%):
    74,825 COREStaff, Inc. (b)....................................   $ 1,477,794
                                                                     -----------
 Machinery--Thermal Process (2.8%):
   164,800 TurboChef, Inc. (b)....................................     2,533,800
                                                                     -----------
 Manufacturing--Toys (1.5%):
    78,000 Equity Marketing (b)...................................     1,345,500
                                                                     -----------
 Medical Equipment (1.4%):
    41,900 Advanced Technology Labs, Inc. (b).....................     1,241,287
                                                                     -----------
 Medical Services--Health Maintenance
 Organization (1.6%):
    25,100 Oxford Health Plans, Inc. (b)..........................     1,471,487
                                                                     -----------
 Networking Products (0.9%):
   101,100 Larscom, Inc. (b)......................................       846,713
                                                                     -----------
 Oil & Gas Exploration, Production & Services (20.9%):
    93,300 Barrett Resources Corp. (b)............................     2,787,338
   100,700 Global Marine, Inc. (b)................................     2,165,050
    99,700 Marine Drilling Cos., Inc. (b).........................     1,769,675
    79,800 Noble Drilling Corp. (b)...............................     1,376,550
    16,000 Offshore Energy Development
            Corp. (b).............................................       144,000
   180,600 Oryx Energy Co. (b)....................................     3,476,550
    24,300 Parker & Parsley Petroleum Co..........................       716,850
    68,200 Reading & Bates Corp. (b)..............................     1,543,025
   139,000 Rowan Companies, Inc...................................     3,144,875
   190,900 Unit Corp. (b).........................................     1,718,100
                                                                     -----------
                                                                      18,842,013
                                                                     -----------
 Oil Field Equipment & Services (8.1%):
     5,000 American Oilfield Divers, Inc. (b).....................        56,250
    69,100 Dreco Energy Service Ltd. (b)..........................     2,349,400
    98,000 Pool Energy Services (b)...............................     1,445,500
    19,200 Seacor Holdings, Inc. (b)..............................     1,029,600
    95,000 Varco International, Inc. (b)..........................     2,375,000
                                                                     -----------
                                                                       7,255,750
                                                                     -----------
 Pharmaceuticals (2.2%):
    46,000 BioChem Pharma, Inc. (b)...............................     1,978,000
                                                                     -----------
 Physical Therapy/Rehabilitation Centers (0.9%):
    64,700 NovaCare, Inc. (b).....................................       784,488
                                                                     -----------
 Resorts/Theme Parks (0.8%):
    64,600 Vistana, Inc. (b)......................................       726,750
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Restaurants (8.9%):
   206,600 Landry's Seafood Restaurants,
            Inc. (b)..............................................   $ 3,279,775
    75,950 Logan's Roadhouse, Inc. (b)............................     1,594,950
    70,200 Papa John's International, Inc. (b)....................     1,851,525
    89,000 PJ America, Inc. (b)...................................     1,279,375
                                                                     -----------
                                                                       8,005,625
                                                                     -----------
 Retail--Apparel/Shoes (5.4%):
   194,100 Genesco, Inc...........................................     2,183,625
   157,700 Just For Feet, Inc. (b)................................     2,720,325
                                                                     -----------
                                                                       4,903,950
                                                                     -----------
 Telecommunication Equipment (6.1%):
    24,400 Ascend Communications, Inc. (b)........................       994,300
    51,300 CIENA Corp. (b)........................................     1,458,844
    60,900 Tekelec (b)............................................     1,157,100
    49,800 Uniphase Corp. (b).....................................     1,842,600
                                                                     -----------
                                                                       5,452,844
                                                                     -----------

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Textile Manufacturing (3.1%):
    73,700 WestPoint Stevens, Inc. (b)...........................   $ 2,809,813
                                                                    -----------
 Trucking Local & Long Distance (1.0%):
    47,900 Yellow Corp. (b)......................................       892,138
                                                                    -----------
   Total Common Stocks                                               78,308,200
                                                                    -----------
 REPURCHASE AGREEMENTS (10.1%):
 9,123,674 Fifth Third Bank, 5.09%, dated 3/31/97 due 4/1/97
            (Collateralized by $9,463,000 Federal Home Loan
            Mortgage Corp., 7.00%, 2/1/11 market value--
            $9,306,273)..........................................     9,123,674
                                                                    -----------
   Total Repurchase Agreements                                        9,123,674
                                                                    -----------
   Total (Cost--$87,012,675) (a)                                    $87,431,874
                                                                    ===========

------
Percentages indicated are based on net assets of $90,136,609.
(a) Represents cost for federal tax purposes and differs from Value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......... $ 8,133,306
    Unrealized depreciation..........  (7,714,107)
                                      -----------
    Net unrealized appreciation...... $   419,199
                                      ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1997


1.ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (July 1, 1994) of The Shelby Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities.

 The Fund is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sale of shares of the Fund may be made to the general public.

2. SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities and U.S. Government agency securities of The Shelby Fund are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the Fund are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997


   REPURCHASE AGREEMENTS:

   The Fund may acquire repurchase agreements from financial institutions such as banks and broker dealers which the investment adviser, Shelby County Trust Bank, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

   OPTIONS TRANSACTIONS:

   The Fund enters into options transactions only as a hedge against fluctuations in the value of securities which the Fund holds or intends to purchase. During the year ended March 31, 1997, the Fund entered into no options transactions.

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Fund.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997


   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   During the year ended March 31, 1997, the Fund has reclassified $677,522 from accumulated undistributed net investment loss to accumulated undistributed net realized gains from investments in compliance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". This reclassification, which has no impact on the net asset value of the Fund, is primarily attributable to certain differences in the computation of net investment income and capital gains under federal tax rules and generally accepted accounting principles. The difference of $803,811 between financial reporting and tax cost for investments is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax rules.

   OTHER:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

   ORGANIZATION COSTS:

   All expenses in connection with the Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 were $194,470,917 and $205,198,167, respectively.

                                  Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997
4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Fund by Shelby County Trust Bank. Under the terms of the investment advisory agreement, Shelby County Trust Bank is entitled to receive fees computed daily based on a percentage of the average net assets of the Fund. SMC Capital, Inc. is the sub-investment adviser for the Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund.

 BISYS Fund Services Ohio, Inc. (the "Company"), serves the Fund as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, the Company's fees are computed on the basis of the number of shareholders and average net assets, respectively.

 Fees may be voluntarily reduced to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended March 31, 1997:

  INVESTMENT ADVISORY FEES:
  Annual fee (percentage of average net assets).......................    1.00%
  ADMINISTRATION FEES:
  Annual fee before voluntary fee reductions (percentage of average
  net assets).........................................................    0.20%
  Voluntary fee reductions............................................ $52,442
  TRANSFER AGENT & FUND ACCOUNTANT FEES:.............................. $55,468

5.FEDERAL TAX INFORMATION (UNAUDITED)

 During the year ended March 31, 1997 the Fund distributed long-term capital gains of $764,687, while 4.21% of the income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

THE COVENTRY GROUP
THE SHELBY FUND

                             FINANCIAL HIGHLIGHTS

                                 YEAR ENDED     YEAR ENDED    JULY 1, 1994 TO
                               MARCH 31, 1997 MARCH 31, 1996 MARCH 31, 1995 (A)
                               -------------- -------------- ------------------
NET ASSET VALUE, BEGINNING OF
PERIOD........................    $ 11.82        $ 10.99          $ 10.00
                                  -------        -------          -------
INVESTMENT ACTIVITIES:
 Net investment income (loss).      (0.09)         (0.06)            0.06
 Net realized and unrealized
 gains (losses) from
 investments..................      (0.19)          3.44             1.04
                                  -------        -------          -------
  Total from Investment
   Activities.................      (0.28)          3.38             1.10
                                  -------        -------          -------
DISTRIBUTIONS:
 Net investment income........         --             --            (0.06)
 Net realized gains...........      (0.41)         (2.55)           (0.05)
                                  -------        -------          -------
  Total Distributions.........      (0.41)         (2.55)           (0.11)
                                  -------        -------          -------
NET ASSET VALUE, END OF
PERIOD........................    $ 11.13        $ 11.82          $ 10.99
                                  =======        =======          =======
Total Return..................      (2.80)%        31.41%           11.04%(b)
RATIOS/SUPPLEMENTAL DATA
 Net Assets at end of period
 (000)........................    $90,137        $95,357          $64,157
 Ratio of expenses to average
 net assets...................       1.29%          1.33%            1.41%(c)
 Ratio of net investment
 income (loss) to average net
 assets.......................      (0.67%)        (0.58%)           0.74%(c)
 Ratio of expenses to average
 net assets*..................       1.34%          1.38%            1.46%(c)
 Ratio of net investment
  income (loss) to average net
  assets*.....................      (0.72%)        (0.63%)           0.69%(c)
 Portfolio turnover...........     204.06%        292.28%          101.86%
 Average commission rate paid
 (d)..........................    $0.0617

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions for the year ended March 31, 1997, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See notes to financial statements.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


5/97

                           [LOGO OF THE SHELBY FUND]




                  SHELBY COUNTY TRUST BANK INVESTMENT ADVISER

                    SMC CAPITAL, INC. SUB-INVESTMENT ADVISER

                  ANNUAL REPORT TO SHAREHOLDERS MARCH 31, 1997


           BISYS FUND SERVICES 3435 STELZER ROAD COLUMBUS, OHIO 43219